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                                                                   EXHIBIT 10.52

[LOGO] M&T BANK                                       GENERAL SECURITY AGREEMENT
       Manufacturers and Traders Trust Company

Name(s) of Undersigned CVC Process Solutions, Inc.

Address(es) of Undersigned

      In consideration of Manufacturers and Traders Trust Company, a New York banking corporation having its chief executive office at One M&T Plaza, Buffalo, New York 14240, Attention: General Counsel's Office (the "Secured Party") See Addendum for additional Secured Parties now heretofore or hereafter (1) granting any loan, credit or other financial accommodation to, or in reliance upon any guaranty, endorsement or other assurance of, (a) any of the undersigned; or (b) cvc Products, Inc. (Name), ______________________________________, a Delaware
Corporation (Type of entity and, if not an individual, jurisdiction in which organized) _______________________________________________ having his or her residence or its only place of business or chief executive office at 525 Lee Road, Rochester, NY 14606 (Address)____________________________________________,
(the "Borrower"), (2) permitting any extension, renewal, refinancing, modification or replacement of any indebtedness, liability or obligation arising as a direct or indirect result of any such loan, credit or other financial accommodation, (3) surrendering or releasing any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing the payment of, or otherwise directly or indirectly applicable to, any such indebtedness, liability or obligation or (4) granting any waiver of, or any forbearance or other indulgence relating to, any right or remedy relating to any such indebtedness, liability or obligation, to any such guaranty, endorsement or other assurance, to any such collateral or other security or to any such subordination, and for other valuable consideration, the receipt of which is acknowledged, each of the undersigned agrees with the Secured Party as follows:

1. Reference to Definitions.

      a. For purposes of this Agreement, each of the following terms has the meaning given it in Section 16 of this Agreement: (i) Bankruptcy Law, (ii) Collateral, (iii) Debtor, (iv) Equipment, (v) Event of Default, (vi) General Intangible, (vii) Goods, (viii) Inventory, (ix) Investment Property, (x) Obligations, (xi) Other Collateral, (xii) Other Obligor, (xiii) Permitted Lien,
(xiv) Person, (xv) Primary Obligor, (xvi) Security Interest and (xvii)
Successor.

      b. Unless otherwise defined in this Agreement, capitalized terms shall have the meanings set forth in the New York Uniform Commercial Code as in effect as of the date of this Agreement ("UCC").

2. Security Interest; Nature of Security Interest.

      a. To secure the payment of the Obligations, each of the undersigned grants to each Secured Party a security interest in, and assigns, pledges and hypothecates to each Secured Party, the Collateral.

      b. Each Security Interest (i) is unconditional, (ii) is independent of and in addition to all Other Collateral, (iii) is a continuing security interest, assignment, pledge or hypothecation, and (iv) shall continue in full force and effect except insofar as this Agreement is terminated as provided in Section 12g of this Agreement.

      3. Reinstatement of Obligations. Each portion of the Obligations that is
(a) paid by any money received or applied by the Secured Party (including, but not limited to, any such money constituting, or received or applied because of the existence of, any of the Collateral or any Other Collateral) and later returned by or otherwise recovered from the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, for the return or for any other recovery of such money (including, but not limited to, any such claim based, in whole or in part, upon any allegation that (i) such money constituted trust funds for purposes of the Lien Law of the State of New York or for purposes of any similar statute, regulation or other law, (ii) the receipt or application of such money constituted an impermissible setoff or (iii) the receipt or application of such money, or the grant or perfection of any security interest in, or of any other lien or encumbrance upon, any of the Collateral or any Other Collateral, constituted a preference, fraudulent transfer or fraudulent conveyance) or (b) satisfied by the Secured Party's retention of any portion of the Collateral, or by the Secured Party's retention of any Other Collateral, that is later returned by or otherwise recovered from the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, for the return or for any other recovery of such portion of the Collateral or Other Collateral (including, but not limited to, any such claim based, in whole or in part, upon any allegation that the grant or perfection of any security interest in, or of any other lien or encumbrance upon, such portion of the Collateral or Other Collateral constituted a preference, fraudulent transfer or fraudulent conveyance) shall be reinstated as part of the Obligations for purposes of this Agreement (including, but not limited to, Section 12g of this Agreement) as of the date it originally arose and for purposes of each statute of limitations with respect to any action or other legal proceeding by the Secured Party against any Debtor relating to this Agreement as of the date of such return or other recovery of such money, portion of the Collateral or Other Collateral.

4. Covenants.

      a. Simultaneously with the execution and delivery to the Secured Party of this Agreement, each of the undersigned shall execute and deliver to the Secured Party each financing statement, notice of lien, instrument of assignment and other writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to perfect or accomplish any Security Interest.

      b. Simultaneously with the execution and delivery to the Secured Party of this Agreement, each of the undersigned shall deliver each presently existing instrument included in the Collateral (except for any check or other draft) and held by him, her or it to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such Instrument to the Secured Party. Until such delivery, he, she or it shall hold such Instrument in trust for the Secured Party.

      c. Immediately upon receiving any Instrument included in the Collateral (except for, until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, any check or other draft), each Debtor shall deliver such Instrument to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such Instrument to the Secured Party. Until such delivery, such Debtor shall hold such Instrument in trust for the Secured Party.

      d. Each Debtor shall provide to the Secured Party, in form satisfactory to the Secured Party, (i) the financial and other Information required to be provided to Bank by Borrower under Loan Agreement dated March 31, 1998
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      r. Immediately upon acquiring knowledge or reason to know that any Goods included in the Collateral have been affixed to, or have been installed in or on, any real property or any Goods not included in the Collateral, each Debtor shall deliver or send notice of such fact to the Secured Party.

      s. Immediately upon acquiring knowledge or reason to know of any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any Investment Property or Deposit Account included in the Collateral, each Debtor shall deliver or send notice thereof to the Secured Party.

      t. Immediately upon acquiring knowledge or reason to know of any loss, destruction or theft of, or of any damage to, any of the Collateral from any cause of any kind, each Debtor shall send or deliver notice thereof to the Secured Party.

      u. Immediately upon acquiring knowledge or reason to know of (i) the threat or commencement by any Person other than the Secured Party of any action or other legal proceeding relating to any of the Collateral or questioning the validity of this Agreement or of any action taken or to be taken pursuant to this Agreement, (ii) any judgment, order or award of any court, agency or other governmental authority or of any arbitrator relating to any of the Collateral or rendering invalid this Agreement or any action taken or to be taken pursuant to this Agreement or (iii) the assertion by any Person other than the Secured Party of any demand, claim, counterclaim, set off or defense relating to any of the Collateral, each Debtor shall deliver or send notice thereof to the Secured Party.

      v. Immediately upon acquiring knowledge or reason to know of the occurrence or existence of (i) any Event of Default, (ii) any event or condition that, after notice, after lapse of time or after both notice and lapse of time, would constitute an Event of Default or (iii) any event or condition that has or (so far as can be foreseen) will or might have any material adverse effect on any of the Collateral, on any Debtor, Primary Obligor or Other Obligor or on the business, operations, assets, affairs or condition (financial or other) of any Debtor, Primary Obligor or Other Obligor, each Debtor shall deliver or send notice thereof to the Secured Party.

      w. Immediately upon acquiring knowledge or reason to know of any change in
(i) the location of the residence, only place of business or chief executive office of any Debtor, (ii) the location of any of the Collateral if not (A) in the possession or under the control of, or enroute to or from, the Secured Party or (B) mobile Equipment being removed for not more than thirty days at a time from any location indicated in any questionnaire submitted to the Secured Party by any of the undersigned in connection with this Agreement as a location where such mobile Equipment will be kept or (iii) the name, identity or structure of any Debtor, each Debtor shall deliver or send notice thereof to the Secured Party.

      x. No Debtor shall (i) execute or permit to be filed or remain on file in any public office any financing statement relating to any of the Collateral, naming any Debtor as a debtor and naming any Person other than the Secured Party as a secured party or (ii) execute any application for any certificate of title or notice of lien, or permit to exist any certificate of title, relating to any Goods included in the Collateral and naming any Person other than the Secured Party as a secured party, except for financing statements, applications, notices of lien and certificates of title fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      y. No Debtor shall (i) permit to exist any registration of any transfer or pledge of any Investment Property included in the Collateral, (ii) execute or permit to exist any control agreement, order to register any transfer or pledge of, or any notification of any security interest in, or of any other lien or encumbrance upon, any such Investment Property or (iii) permit any such Investment Property to be shown on the records of any Securities Intermediary or Issuer other than in the name of any Debtor, of the Secured Party or of any nominee of the Secured Party, except for registrations, orders, notifications and Investment Property fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      z. No Debtor shall create or permit to exist, or attempt or agree or otherwise incur any obligation to create or permit to exist, any security interest in, or any other lien or encumbrance upon, any of the Collateral, except for Permitted Liens.

aa. No Debtor shall abandon, assign, sell, lease, exchange, convert or otherwise transfer or dispose of any of the Collateral or any interest in any of the Collateral, except that, until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, each Debtor may (A) in the ordinary course of such Debtor's business, (I) abandon, assign, sell, lease, exchange or otherwise transfer or dispose of any Equipment of such Debtor that is obsolete or worn-out, (II) sell or exchange any Equipment of such Debtor in connection with the acquisition by such Debtor of other Equipment that is at least as valuable as such Equipment, that such Debtor intends to use for substantially the same purposes as such Equipment and that is not subject to any security interest or other lien or encumbrance, except for Permitted Liens, (III) assign any Account of such Debtor for purposes of collection, (IV) assign, sell, lease, exchange or otherwise transfer or dispose of any Inventory of such Debtor other than in partial or complete satisfaction of any indebtedness, liability or obligation and (V) dispose of any money of such Debtor or funds in any Deposit Account of such Debtor in partial or complete satisfaction of any indebtedness, liability or obligation of such Debtor incurred in the ordinary course of such Debtor's business and (B) dispose of any money of such Debtor, funds in any Deposit Account of such Debtor or funds in any other account of such Debtor evidenced by a certificate of deposit if such money is held, or if such Deposit Account or other account is maintained, for personal, family or household purposes.

      bb. No Debtor shall use, operate, permit the use or operation of, or assign, sell, lease, exchange or otherwise transfer or dispose of, any of the Collateral in any manner that (i) would or might violate, or would or might result in any violation of, any environmental or other statute, regulation or other law (including, but not limited to, the Environmental Protection Act, the Occupational Safety and Health Act, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act), any policy providing any insurance on any Goods included in the Collateral or any warranty with respect to any such Goods or (ii) would or might result in any such insurance not being paid or in any such warranty not being honored.

      cc. No Debtor shall remove, or permit the removal of, any of the Collateral from any location indicated in any questionnaire submitted to the Secured Party by any of the undersigned in connection with this Agreement as a location where any of the Collateral will be kept, except that any mobile Equipment included in the Collateral may be removed for not more than thirty days at a time from any location indicated in any such questionnaire as a location where such mobile Equipment will be kept.

      dd. No Debtor shall materially alter or permit the material alteration of any Fixture or piece of Equipment included in the Collateral.

      ee. No Debtor shall cause or permit any Goods included in the Collateral to (i) become a Fixture or (ii) be or become an accession to any Goods not included in the Collateral.

      ff. No Debtor shall cause or permit any Goods included in the Collateral to be placed in any warehouse that may issue a negotiable Document with respect to such Goods.

      gg. No Debtor shall assign, sell, exchange, convert or otherwise transfer or dispose of, take any other action with respect to, or permit the assignment, sale, exchange, conversion or other transfer or disposition of or the taking of any other action with respect to, any Investment Property not included in the Collateral if such assignment, sale, exchange, conversion or other transfer or disposition or such taking of such other action would be required to be considered in determining whether the sale or other disposition of any Investment Property included in the Collateral was permissible without registration pursuant to the Securities Act of 1933.

      hh. No Debtor who or which controls any issuer of any stock or share included in the Collateral shall permit, and no Debtor who or which by acting with any other Person or with other Persons would cause such control to exist shall take any action to permit, such issuer to issue (i) any such stock or share in addition to that or those heretofore issued or (ii) any option, warrant or other right to purchase any such stock or share.

      ii. Upon and after (i) the occurrence or existence of any Event of Default or (ii) the delivery, giving or sending by the Secured Party to any Debtor of any notice not to do so, no Debtor shall, without the prior written consent of the Secured Party, (A) request, demand, accept, collect, enforce, extend, renew, refinance, modify, compound, subordinate, accelerate, settle, adjust or compromise, enter into any composition of, replace, cancel, release, surrender, abandon, discharge, realize upon, commence, prosecute, settle or compromise any action or other legal proceeding relating to, waive any right or remedy relating to or otherwise terminate, impair or otherwise affect any indebtedness, liability or obligation of any


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but not limited to, any Instrument drawn by any company issuing any insurance on any Goods included in the Collateral), whether such endorsement or assignment is to the Secured Party or otherwise, (c) execute and deliver any writing, or give any communication in any other form, requesting any transfer, pledge or release from pledge of any Investment Property included in the Collateral, (d) execute and deliver or file any form or other writing (including, but not limited to, any notice of proposed sale of securities pursuant to Rule 144 of the Securities and Exchange Commission), or take any other action (including, but not limited to, making public any nonpublic material adverse information with respect to any issuer of any Investment Property included in the Collateral), that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to permit the sale or other disposition of any such Investment Property without registration pursuant to the Securities Act of 1933, (e) receive and collect any mail addressed to any Debtor, direct the place of delivery of any such mail to any location designated by the Secured Party, open any such mail and remove from any such mail and retain any enclosure evidencing, or otherwise relating to, any of the Collateral, (f) obtain, adjust, settle or cancel any insurance on any Goods included in the Collateral, (g) use any payment in connection with any such insurance (including, but not limited to, any refund of any unearned premium therefor) to pay any of the Obligations, whether due or not due, as the Secured Party shall determine at the sole option of the Secured Party, (h) take any action described in clause (A) of Section 4ii of this Agreement or (i) execute and deliver any other writing, or take any other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party (i) to perfect or accomplish any Security Interest, (ii) otherwise to accomplish any purpose of this Agreement, (iii) in connection with any transaction contemplated by this Agreement or (iv) in connection with any of the Collateral. Each Debtor revokes each power of attorney (including, but not limited to, any proxy) heretofore granted by such Debtor with respect to any Investment Property included in the Collateral.

6. Certain Rights, Remedies and Duties.

      a. With respect to the Collateral, the Secured Party shall have each applicable right and remedy of a secured party pursuant to the UCC and each applicable right and remedy pursuant to any other statute, regulation or other law or pursuant to this Agreement.

      b. The Secured Party shall have the right to file in any public office, without the signature of any Debtor, each financing statement relating to any of the Collateral that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party. Each carbon, photographic or other reproduction of this Agreement or of any financing statement relating to any of the Collateral shall be sufficient as a financing statement.

      c. The Secured Party shall have the right to direct any company issuing any insurance on any Goods included in the Collateral to make directly and solely to the Secured Party any payment in connection therewith (including, but not limited to, any refund of any unearned premium therefor).

      d. The Secured Party shall have the right to verify each Account, Chattel Paper, General Intangible, Instrument, Investment Property, Document and Deposit Account included in the Collateral in any manner or through any medium that the Secured Party considers appropriate, whether directly with any Account Debtor or other Person obligated with respect thereto or otherwise and whether in the name of any Debtor or otherwise, at the sole option of the Secured Party.

      e. The Secured Party shall have the right to (i) notify each Account Debtor and other Person obligated with respect to any Account, Chattel Paper, General Intangible, Instrument, Investment Property or Deposit Account included in the Collateral of the interest of the Secured Party therein, (ii) direct such Account Debtor or other Person to deliver to the Secured Party directly any record evidencing, or otherwise relating to, such Account, Chattel Paper, Investment Property or Deposit Account, (iii) direct such Account Debtor or other Person to make payment with respect to such Account, Chattel Paper, Investment Property or Deposit Account directly and solely to the Secured Party and (iv) take control of all Proceeds of such Account, Chattel Paper, Investment Property or Deposit Account.

      f. The Secured Party shall have the right to transfer to or register in the name of the Secured Party or of any nominee of the Secured Party any General Intangible, Instrument, Investment Property or Deposit Account included in the Collateral so that the Secured Party or such nominee shall appear as the sole owner of record thereof. Each such transfer or registration may be made with or without reference to this Agreement or to any Security Interest.

      g. Upon and at any time and from time to time after the occurrence or existence of any Event of Default:

            i. The Secured Party shall have the right to use each Fixture and piece of Equipment included in the Collateral for the purposes of preserving any Goods included in the Collateral, of completing any work in process included in the Collateral and of preparing any such Goods for any sale, lease or other disposition.

            ii. The Secured Party shall have the right, without any judicial process but without any breach of the peace, to (A) enter upon any premises of any Debtor, (B) take possession of, and remove from any such premises, any Goods, Chattel Paper, Instrument, Document or record included in the Collateral and (C) remain on and use any such premises in completing any work in process included in the Collateral or in preparing for any sale, lease or other disposition, in selling, leasing or otherwise disposing of, or in collecting, any of the Collateral and (C) without the payment of any compensation of any kind, use each trademark, service mark, trade style, trade name, patent, copyright, license, franchise and similar General Intangible included in the Collateral to the extent of any Debtor's rights therein for the purpose of exercising any right or remedy pursuant to this Agreement or any other right or remedy relating to any of the Collateral; and, to such extent for such purpose, each Debtor irrevocably grants to the Secured Party a license in each such trademark, service mark, trade style, trade name, patent, copyright, license, franchise and similar General Intangible.

            iii. If the Secured Party opts for the private sale or other disposition of any Investment Property included in the Collateral, the Secured Party shall have the right to (A) restrict the number of prospective bidders in connection with such sale or other disposition so as to comply with the Securities Act of 1933 and (B) restrict such prospective bidders to Persons who will agree to purchase such Investment Property for their own accounts for investment and not with a view to distribution or resale. No such restriction or other restriction on such sale or other disposition that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party in light of any "blue sky" or securities statute, regulation or other law shall be deemed to be a factor in determining such sale or other disposition to have been made in other than a commercially reasonable manner.

            iv. The Secured Party shall have the right to perform any obligation of any Debtor pursuant to this Agreement.

      h. Until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, the Secured Party shall not have any right to retain any interest, dividend, distribution or similar income consisting of money or of a check or other draft and payable on account of any Investment Property included in the Collateral, and shall pay to any Debtor any such interest, dividend, distribution or similar income received by it prior thereto.

      i. The Secured Party shall apply all proceeds received by it from any sale, lease or other disposition of, or from any collection of, any of the Collateral or otherwise on account of any of the Collateral (including, but not limited to, as money payable pursuant to any insurance on any Goods included in the Collateral) first to costs and expenses described in Section 10 of this Agreement and then to such other of the Obligations, whether due or not due as the Secured Party shall determine at the sole option of the Secured Party.

7. Standards of Care. If any portion of the Collateral shall be transferred to or registered in the name of the Secured Party or of any nominee of the Secured Party or shall be in the possession or under the control of the Secured Party, the Secured Party shall be deemed to have exercised reasonable care in the custody or preservation of such portion of the Collateral if, subject to the following sentence, it (a) accords such portion of the Collateral treatment substantially equal to the treatment that it accords its own assets of a similar nature or (b) takes such action in the custody or preservation of such action of the Collateral as is reasonably specified in any notice delivered or sent by any Debtor and received by it in a reasonable time to evaluate and take such action; provided, however, that (i) any failure by the Secured Party to take such action shall not or itself be deemed to be a failure to exercise such reasonable care and (ii) in no event shall the Secured Party be obligated to take such action if it determines at its sole option that doing so would or might have any adverse effect on the value of any of the Collateral as security for the payment of the Obligations or otherwise be inconsistent or incompatible with any provision or purpose of this Agreement. In no event shall the Secured Party be obligated to


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            ii. Each Account, Chattel Paper and General Intangible included in the Collateral at such time is genuine, is in all respects what it purports to be, and is enforceable in accordance with its terms against each Account Debtor and other Person obligated with respect thereto, and each sum represented by any Debtor to the Secured Party as owing by such Account Debtor or other Person with respect thereto is actually and unconditionally owing by such Account Debtor or other Person, except for any applicable normal cash discount, without any counterclaim, setoff or defense. The aggregate sum represented at such time by any Debtor to the Secured Party as owing by Account Debtors and other Persons with respect to Accounts, Chattel Paper and General Intangibles included in the Collateral is the aggregate sum actually and unconditionally owing by Account Debtors and other Persons with respect thereto at such time, except for applicable normal cash discounts.

      (c) Debtor represents, warrants and covenants to the Secured Party, now and as long as this Agreement is in effect, that (i) it has assessed its equipment (including embedded systems), software, firmware and computer systems (including equipment or systems supplied by others or with which Debtor's equipment and systems exchange date data) that are material to Debtor conducting its business and/or performing operations collectively, the "Systems") to determine whether such Systems accurately process date data from, into, and between the twentieth and twenty-first centuries, including leap year calculations ("Y2K Compliant"); (ii) in sufficient time before December 31, 1999, Debtor will have corrected and redeployed any non-Y2K Compliant Systems so that all its Systems are Y2K Compliant and all System will have been tested to confirm that they are Y2K Compliant; and (iii) the expense of correcting and redeploying any non-Y2K Compliant Systems and all System testing, and/or the reasonably foreseeable consequences of any System failing to be Y2K Compliant will not have a material adverse effect on Debtor. Upon the Secured Party's request, Debtor shall provide the Secured Party with updates on the status of its Systems' Year 2000 readiness.

10. Expenses. Each Debtor shall pay to the Secured Party on demand each cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, for litigation or for any other purpose, each attorney's fee and disbursement) incurred by the Secured Party (a) in searching any public record for, in filing or in recording in any public office, or in obtaining from any public office any certificate relating to, any financing statement, certificate of title, application for any certificate of title, notice of lien, instrument of assignment or other writing relating to any of the Collateral, (b) in performing any obligation of any Debtor pursuant to this Agreement, (c) in taking any action pursuant to Section 5 of this Agreement, (d) in connection with the custody or preservation of any of the Collateral or (e) in endeavoring to (i) enforce any indebtedness, liability or obligation of any Debtor pursuant to this Agreement, (ii) preserve or exercise any right or remedy pursuant to this Agreement, whether against any Debtor or otherwise, (iii) preserve or exercise any right or remedy relating to, take possession of, collect or enforce, have registered pursuant to the Securities Act of 1933, prepare for any sale, lease or other disposition, assign, sell, lease, exchange, convert or otherwise transfer or dispose of, or realize upon, any of the Collateral, (iv) obtain any information relating to any Investment Property included in the Collateral from the issuer of such Investment Property or register any transfer or pledge of such Investment Property with such issuer or (v) defend against any claim, regardless of the basis or outcome thereof and whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise, asserted against the Secured Party as a direct or indirect result of the execution and delivery to the Secured Party of this Agreement by any of the undersigned, except for any claim for any tax imposed by any government or political subdivision upon any income of the Secured Party or for any interest or penalty relating to any such tax. Secured Party reserves the right to have Debtor pay, upon demand, administrative fee(s) in regard to any administrative action Secured Party is required or requested to take including, without limitation, the preparation of discharges, release, or assignments to third-parties. After such demand for payment of any cost, expense or fee hereunder, Debtor shall pay interest at the default rate specified in any promissory note evidencing any of the Obligations secured hereby on the portion of such cost or expense remaining unpaid.

11. Cumulative Nature, Nonexclusive Exercise and Waivers of Rights and Remedies.

      a. All rights and remedies of the Secured Party pursuant to this Agreement or otherwise shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy.

      b. No single or partial exercise by the Secured Party of any right or remedy pursuant to this Agreement or otherwise shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Secured Party.

      c. No course of dealing or other conduct heretofore pursued, accepted or acquiesced in, no course of performance or other conduct hereafter pursued, accepted or acquiesced in, no oral or written agreement or representation heretofore made, and no oral agreement or representation hereafter made, by the Secured Party, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall operate as a waiver of any right or remedy of the Secured Party pursuant to this Agreement or otherwise. No delay by the Secured Party in exercising any such right or remedy, whether or not relied or acted upon, shall operate as a waiver thereof or of any other such right or remedy. No notice or demand of any kind, and no attempted but unsuccessful notice or demand of any kind, by the Secured Party prior to exercising any such right or remedy on any one occasion, whether or not relied or acted upon, shall operate as a waiver of any right of the Secured Party to exercise the same or any other such right or remedy on such or any future occasion without any notice or demand of any kind. No waiver by the Secured Party of any such right or remedy shall be effective unless made in a writing duly executed by the Secured Party and specifically referring to such waiver. No waiver by the Secured Party on any one occasion of any such right or remedy shall operate as a waiver thereof or of any other such right or remedy on any future occasion.

12. Entire Agreement; Modification; Termination; Nonimpairment; Certain Consents and Waivers.

      a. This Agreement contains the entire agreement between the Secured Party and each Debtor with respect to the subject matter of this Agreement, and supersedes each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by the Secured Party with respect thereto, whether or not relied or acted upon.

      b. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation hereafter made, by the Secured Party, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement as to any Debtor or impair or otherwise affect any Security Interest, any indebtedness, liability or obligation of any Debtor pursuant to this Agreement or any right or remedy of the Secured Party pursuant to this Agreement or otherwise.

      c. No modification of this Agreement shall be effective unless made in a writing duly executed by the Secured Party and specifically referring to each provision of this Agreement being modified.

      d. Except as expressly provided in this Agreement, this Agreement shall not be modified or terminated as to any Debtor, and no Security Interest, no indebtedness, liability or obligation of any Debtor pursuant to this Agreement, and no right or remedy of the Secured Party pursuant to this Agreement or otherwise, shall be impaired or otherwise affected, by any act, omission or other thing, whether occurring before or after the termination of this Agreement as to such Debtor with respect to any of the Obligations. Each Debtor consents, without any notice of any kind, to each act, omission and other thing that would or might, but for such consent, modify or terminate this Agreement as to any Debtor or impair or otherwise affect any Security Interest or any such indebtedness, liability, obligation, right or remedy. Without limiting the generality of the preceding two sentences, this Agreement shall not be modified or terminated as to any Debtor by, neither any Security Interest nor any such indebtedness, liability, obligation, right or remedy shall be impaired or otherwise affected by, and such consent shall apply to, (i) any extension of any of the Obligations, regardless of the length of such extension and regardless of whether such extension was preceded by another or by others, (ii) any renewal, refinancing, modification, compounding, subordination, acceleration, composition, settlement, adjustment, compromise, reaffirmation, invalidity, irregularity, unenforceability or impairment of, any replacement, cancellation, discharge, assignment, sale, exchange, conversion or other transfer or disposition of, or any grant of any participation in, any of the Obligations,
(iii) any modification or termination of any writing relating to any of the Obligations, to any of the Collateral or to any Other Collateral, (iv) any acceptance of any Other Obligor, (v) any replacement, release or discharge of, or any modification of any indebtedness, liability or obligation of, any other Debtor or any Primary Obligor, Other Obligor or other Person, (vi) any taking, holding, continuation, collection, modification, increase or decrease in value or impairment of, any replacement, cancellation, release, surrender, abandonment, discharge, assignment, sale, lease, exchange, conversion or other transfer or disposition of, any termination of any insurance on, any relying or realizing upon, any grant, perfection, subordination or enforcement of any security interest in, or of any other lien or encumbrance upon, any failure to call for, take, hold, continue, collect, insure, preserve or protect, to replace, assign, sell, lease, exchange, convert

Instrument or Deposit Account). Each exercise of such right by the Secured Party or by such holder shall be deemed to be immediately effective at the time the Secured Party or such holder opts therefor even though evidence thereof is not entered on the records of the Secured Party or of such holder until later.

      f. In conjunction with the Secured Party's assignment, or other transfer of, or in conjunction with the Secured Party's grant of any participation in, any of the Obligations, the Secured Party shall have the right to assign or otherwise transfer, or to grant any participation in, this Agreement, any of the Secured Party's rights and remedies pursuant to this Agreement, any of the Collateral or any interest in any of the Collateral. Upon any assignment or other transfer of any portion of any of the Collateral by the Secured Party, each responsibility of the Secured Party with respect to such portion of the Collateral shall terminate.

      g.

      h. Solely to the extent required by any statute, regulation or other law to make the Collateral available for the payment of the Obligations, each Debtor guarantees the payment, without any setoff or other deduction, of the Obligations, without any limitation as to amount.

      i. Each Account Debtor, Securities Intermediary or other Person obligated with respect to any Account, Chattel Paper, Investment Property, General Intangible, Instrument, Document or Deposit Account included in the Collateral may accept without question any exercise by the Secured Party of any right or remedy pursuant to this Agreement or otherwise with respect thereto, and shall have no liability to any Debtor as a direct or indirect result of doing so.

      j. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

      k. Any provision of this Agreement that prohibits any Debtor from taking any action shall be construed to prohibit such Debtor from taking such action directly or indirectly.

      l. Except as expressly provided in this Agreement, any reference in this Agreement to any statute, regulation or other law shall be deemed to be as of any time a reference to such statute, regulation or other law as in effect at such time or, if such statute, regulation or other law is not in effect at such time, a reference to any similar statute, regulation or other law in effect at such time.

      m. In this Agreement, headings of sections are for convenience of reference only, and are not of substantive effect.

      n. Secured Party shall have the right to set off against the amounts owing under this Agreement any property held in a deposit or other account with Secured Party or any of its affiliates or otherwise owing by Secured Party or any of its Affiliates in any capacity to Debtor or any guarantor or endorser of this Agreement. Such set-off shall be deemed to have been exercised immediately at the time Secured Party or such Affiliate elect to do so.

16. Definitions. For purposes of this Agreement:

      a. "Bankruptcy Law" means (i) any bankruptcy or insolvency statute, regulation or other law or (ii) any other statute, regulation or other law relating the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

      b. "Collateral" means collectively, wherever located, whether now owned or hereafter acquired or arising, whether owned alone or otherwise, whether or not subject to Article 9 of the UCC, whether or not described in any schedule heretofore or hereafter delivered to the Secured Party and whether or not in the possession or under the control of, or enroute to or from, the Secured Party in any capacity or any other Person acting on behalf of the Secured Party, (i) all Goods, Accounts, Investment Property, Chattel Paper, General Intangibles, Instruments, Documents, Deposit Accounts and money of each Debtor other than any Consumer Goods of any Debtor, (ii) all demands, claims and rights (including, but not limited to, (A) all claims arising out of tort, all rights represented by any judgment, all rights to money payable pursuant to any insurance, all rights of setoff, all rights to payment pursuant to any letter of credit and all other claims and rights to the payment of money and (B) all rights as a seller of Goods, whether to reclaim Goods or stop Goods in transit or otherwise) of each Debtor other than any claim for wages, salary and other compensation of any Debtor as an employee, (iii) all direct or indirect additions to, all direct or indirect extensions, renewals and replacements of, all direct or indirect increases in, all direct or indirect profits, interest, dividends, distributions and other income and payments on account of, and all direct or indirect proceeds of any replacement, release, surrender, discharge, assignment, sale, lease, exchange, conversion or other transfer or disposition of, of any collection of, or of any exercise of any option or right of subscription relating to, any of the things described in clauses (i) and (ii) of this sentence, whether arising from any action taken by any Debtor or by the Secured Party or otherwise and whether arising from any exchange, conversion, stock split, spin-off, reclassification, merger, consolidation or other absorption, sale of assets or combination of shares or otherwise, (iv) all Proceeds and Products of any of the things described in clauses (i) through (iv) of this sentence and (v) all records (including, but not limited to, all records maintained on computer software and all schedules, invoices, shipping documents, delivery receipts, purchase orders and written agreements) of each Debtor evidencing, or otherwise relating to, any of the things described in clauses (i) through (iv) of this sentence.

      c. "Debtor" means (i) any of the undersigned or (ii) any Successor of any of the undersigned.

      d. "Equipment" has the meaning given it for purposes of Article 9 of the UCC, and, with respect to any Person, includes, but is not limited to, (i) any machinery, vehicle or furniture constituting equipment of such Person and (ii) any part, accessory, attachment, accession or tool installed in, affixed to, or used or intended to be used in connection with, any equipment of such Person.

      e.

17. Jurisdiction. DEBTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK STATE IN A COUNTY OR JUDICIAL DISTRICT WHERE THE SECURED PARTY MAINTAINS A BRANCH AND CONSENTS THAT THE SECURED PARTY MAY SERVE ANY SERVICE OF PROCESS BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE DIRECTED TO DEBTOR AT DEBTOR'S ADDRESS SET FORTH HEREIN AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED ON THE BUSINESS DAY AFTER DEPOSIT WITH SUCH COURIER; PROVIDED THAT NOTHING CONTAINED IN THIS AGREEMENT WILL PREVENT THE SECURED PARTY FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST DEBTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF DEBTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Debtor acknowledges and agrees that the venue provided above is the most convenient forum for both the Secured Party and Debtor. Debtor waives (i) any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement; (ii) any right to assert any counterclaim or setoff or any defense based upon a statute of limitations, upon a claim of laches or any other legal theory; and (iii) its right to attack a final judgment that is obtained as a direct or indirect result of any such action.

18. Waiver of Jury Trial. DEBTOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY DEBTOR AND THE SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO. DEBTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. DEBTOR ACKNOWLEDGES THAT THE SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.


Dated September 22, 1999/20__           CVC Process Solutions, Inc.


                                        By: /s/ Emilio O. DiCataldo
                                        Name:
                                        Title: Sr.V.P. & CFO

                     ADDENDUM TO GENERAL SECURITY AGREEMENT
                            DATED SEPTEMBER 22, 1999
                                   EXECUTED BY
                           CVC PROCESS SOLUTIONS, INC.
                                   IN FAVOR OF
               MANUFACTURERS AND TRADERS TRUST COMPANY AND OTHERS

      This ADDENDUM is made to a General Security Agreement ("Agreement"), dated September 22, 1999, executed by CVC PROCESS SOLUTIONS, INC. ("Debtor") in favor of MANUFACTURERS AND TRADERS TRUST COMPANY ("Bank") and others. This Addendum is an integral part of the Agreement.

      1. M&T Real Estate, Inc. ("RE") and M&T Financial Corporation ("MFC"), each of whose principal place of business is located at One M&T Plaza, Buffalo, New York, are each additional Secured Parties under this Agreement. Manufacturers and Traders Trust Company ("M&T"), RE and MFC are collectively referred to in this Agreement as "Secured Parties" and individually as a "Secured Party". M&T may also be at times referred to in this Agreement as "Bank". COMMONWEALTH SCIENTIFIC CORPORATION is at times referred to in this Agreement as "Debtor", "undersigned" and "Undersigned". All references in this Agreement to "Secured Party" shall be deemed to be to "Secured Parties or any Secured Party."

      2. The following is inserted between the words "General Intangibles" and "Instruments" in the fourth line of the first sentence of Section 16b (Definition of Collateral) of the preprinted portion of this Agreement:

            "(including but not limited to all patents and patent applications, rights under all licenses, trade secrets, trademarks, copyrights and other intellectual property of any nature or kind (collectively "Intellectual Property"), whether such Intellectual Property is now owned by the undersigned or in which the undersigned now has any interest or such Intellectual Property is hereafter acquired by the undersigned or in which the undersigned hereafter acquires any interest),"

      3. Section 16e of the preprinted form of the General Security Agreement is deemed deleted and replaced with the following:

            "e. An Event of Default occurs or exists at any time that an Event of Default occurs or exists under the Loan Agreement entered into by CVC Products, Inc. and Bank on March 31, 1998 ("Loan Agreement"), as the Loan Agreement is amended, extended or replaced from time to time."

      IN WITNESS WHEREOF, Debtor has executed this Addendum, together with the preprinted form of the Agreement, on the date indicated in the Acknowledgement.

                                       COMMONWEALTH SCIENTIFIC CORPORATION


                                       By: /s/ Emilio O. DiCataldo
                                           -------------------------------------
                                       Name: Emilio O. DiCataldo
                                       Title: Sr.V.P & CFO

STATE OF NEW YORK)
COUNTY OF MONROE) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared Emilio 0. DiCataldo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                      /s/ Kevin V. Reochia
                                      -----------------------------------------
                                      Notary Public

                                                   KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                    No. [ILLEGIBLE]
                                               Qualified in Monroe County
                                           Certificate Filed in Monroe County
                                          My Commission Expires Nov. 23, 2000


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